                        ANNUAL REPORT / DECEMBER 31 1999

                                 AIM VALUE FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                               THE ANTIQUE DEALER

                             BY HEINRICH EDE (1846)

           ANTIQUE DEALERS SEARCH FOR RARE, HISTORIC PIECES THAT MAY

        APPRECIATE IN VALUE. FINE ANTIQUES DEVELOP A PATINA THAT CANNOT

       BE DUPLICATED, BUT BUILDS ONLY WITH TIME. LIKE ANTIQUE COLLECTING,

         INVESTING ALSO TAKES PATIENCE AND AN EYE FOR INTRINSIC VALUE.

                     -------------------------------------

AIM Value Fund seeks long-term growth of capital by investing primarily in stocks that are considered by the fund's investment advisor to be undervalued relative to the stock market as a whole.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund performance figures are historical, and they reflect changes in net asset value and reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $3.25 per share for Class A, Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an Investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                                 AIM VALUE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
    [PHOTO OF       faith in two long-established principles of investing:
   Charles T.       portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on January 1, 1999, would have seen a market
     THE FUND       dominated by large-capitalization stocks and high-quality
  APPEARS HERE]     bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                     -------------------------------------

                                  STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                                 AIM VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


TECHNOLOGY BUOYS AIM VALUE FUND


HOW DID AIM VALUE FUND PERFORM OVER THE FISCAL YEAR?
AIM Value Fund reported strong results for the fiscal year ended December 31, 1999. The fund's Class A shares returned 29.95%, Class B shares 28.94%, and Class C shares 28.92%. These returns are at net asset value and exclude sales charges. This performance outpaced the S&P 500, which rose 21.03% over the reporting period.
    The fund's net assets grew substantially from $18.7 billion as of December 31, 1998, to $27.8 billion at the end of the fiscal year, solidifying its position as AIM's largest fund.

WHAT WERE MARKET CONDITIONS LIKE OVER THE FISCAL YEAR?
If the 1998 market could be considered a flight to quality, the 1999 market could be characterized as a stampede to growth. The bull market in technology stocks sent the stock market to new heights in 1999, but this tide did not lift all boats. While the S&P 500 reached new levels, many stocks suffered down or flat years. Among the S&P 500 stocks, 256 declined, 241 rose and three were unchanged.
    The best-performing stocks were those with the most perceived growth potential: technology, telecommunications and broadcasting stocks. Computers, e-commerce and the Internet are changing the way the world communicates and conducts business, and investors sought to capitalize on this revolution. Technology stocks dominated the market; in fact, while the S&P 500 as a whole returned 21.03% in 1999, the index's technology sector returned 75.21%.
    Stocks with no ties to information technology faced a volatile year. Investors worried about interest rates throughout 1999. In June and August, the Federal Reserve Board (the Fed) raised rates in two quarter-point moves. The Fed chose to leave rates unchanged in October but increased them by another quarter-point in November. In December, a Fed decision to leave rates unchanged sparked a market rally.



HOW DID YOU MANAGE THE FUND DURING THESE CONDITIONS?
We maintained our investment discipline: growth at a reasonable price, or GARP. For a stock to be included in our portfolio, it must meet the following criteria:
o   Earnings-- we believe earnings drive stock prices.
o Momentum-- we analyze a company's growth rate to determine whether it is accelerating or slowing.
o Value -- we look for stocks with relatively low prices compared to their earnings and projected growth rates.
    Many stocks offered growth in 1999, but did not sell at a reasonable price. Some sold at low prices but didn't offer the growth we require. Because it was harder to find stocks that met our criteria, we trimmed the number of holdings in the portfolio from 90 to 54 over the fiscal year. This allowed us to concentrate on the best-performing stocks.

NET ASSETS GROW

in billions

================================================================================
12/31/98                $18.7
6/30/99                 $23.2
12/31/99                $27.8
================================================================================

AIM VALUE FUND VS. BENCHMARK INDEX

Total returns, excluding sales charges,
for the year ended 12/31/99

================================================================================
   FUND       FUND         FUND       S&P 500
 CLASS A    CLASS B       CLASS C
  SHARES     SHARES       SHARES
--------------------------------------------------------------------------------
 29.95%      28.94%       28.92%       21.03%
================================================================================

          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets


=============================================================================================================================
TOP 10 HOLDINGS                                                     TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------
  1. Nokia Oyj-ADR (Finland)               7.51%                      1. Communications Equipment                       10.06%
  2. Dayton-Hudson Corp.                   4.86                       2. Computers (Hardware)                            9.05
  3. Nextel Communications, Inc.-Class A   4.82                       3. Broadcasting (Television, Radio & Cable)        8.83
  4. Comcast Corp.-Class A                 4.80                       4. Retail (General Merchandise)                    6.71
  5. Cox Communications Inc.-Class A       3.34                       5. Computers (Software & Services)                 6.15
  6. American International Group, Inc.    3.15                       6. Telecommunications (Cellular/Wireless)          4.82
  7. Time Warner Inc.                      3.12                       7. Insurance (Multi-Line)                          3.66
  8. Apple Computer, Inc.                  2.95                       8. Financial (Diversified)                         3.62
  9. Gateway Inc.                          2.94                       9. Entertainment                                   3.12
 10. Tyco International Ltd.               2.69                      10. Equipment (Semiconductors)                      2.89

Please keep in mind that the fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================================


WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?
We boosted the fund's holdings in technology stocks throughout the year and were overweighted in this area compared to the S&P 500. As of December 31, 1999, technology stocks made up 32.1% of the fund's portfolio. Our holdings included the stocks of companies involved in Internet infrastructure, such as telecommunications, wireless communications, cable-TV firms and computer-hardware makers.
    At the same time, we reduced the fund's exposure in financial stocks as interest rate concerns caused substantial volatility in that sector. The fund also trimmed its holdings in pharmaceutical stocks because of regulatory concerns clouding the industry in 1999.

WHAT STOCKS DID YOU LIKE?
Nokia remained a core holding for the fund. The Finnish cellular-phone maker, the world-wide leader in the wireless market, is a pioneer in delivering Internet content over cellular phones.
    Time Warner, another long-time holding for the fund, announced a $166 billion merger with America Online after the close of the fiscal year. This record-breaking deal combines the world's largest media and entertainment company with the world's top Internet provider. We believe this merger further establishes the Internet as a communications powerhouse.
    New to the portfolio are Nextel and Apple Computer. Nextel is a national wireless-phone company covering 92 of the top U.S. metropolitan areas. The company is launching Nextel Online, which allows customers to use their cellular phones for Internet access and e-mail.
    Apple Computer is a turn-around story that perfectly met our investment criteria: a relatively low stock price, attractive new products and good earnings momentum. Its co-founder Steve Jobs has resumed control of the once-foundering company and won back many consumers with products like the iMac, iBook and G4 computers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe the long-term outlook is positive for equities. The United States is experiencing one of the longest expansion periods in its history. The economy remains strong, inflation is low and the country is enjoying a budget surplus.
    After the close of the fiscal year, the Fed raised rates again. This triggered more market volatility, which could persist for the near term. In this type of environment, it pays to maintain our disciplined investment strategy. The fund will continue to look for buying opportunities during market troughs and selling opportunities at peaks.


          See important fund and index disclosures inside front cover.

                                 AIM VALUE FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM VALUE FUND VS. BENCHMARK INDEX

5/1/84-12/31/99

in thousands
================================================================================
                AIM Value
              Fund Class A
                 Shares            S&P 500
--------------------------------------------------------------------------------
12/84            10,000            10,785
12/85            12,744            14,207
12/86            13,865            16,859
12/87            14,692            17,745
12/88            17,719            20,684
12/89            23,307            27,226
12/90            23,746            26,380
12/91            34,064            34,399
12/92            39,648            37,017
12/93            47,065            40,739
12/94            48,606            41,275
12/95            65,545            56,767
12/96            75,061            69,792
12/97            93,038            93,068
12/98            123,521           119,685
12/99            160,512           144,859

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to these indexes over the period 5/1/84-12/31/99. (Data for the indexes is for the period 4/30/84- 12/31/99.)
    It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (5/1/84)                19.38%

10 years                          20.60

5 years                           25.56

1 year                            22.80*

*29.95% excluding sales charges

CLASS B SHARES

Inception (10/18/93)              20.78%

5 years                           25.80

1 year                            23.94*

*28.94% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                24.55%

1 year                            27.92*

*28.92% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and description of the index cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                                 AIM VALUE FUND

                       ANNUAL REPORT / FOR CONSIDERATION


[ART WORK]              CHOOSE YOUR INVESTMENT PALETTE


No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are


[ART WORK]

                                A I M VALUE FUND

                      ANNUAL REPORT / FOR CONSIDERATION


considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions.
As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                A I M VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                    SHARES            VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-90.13%

BANKS (MONEY CENTER)-1.21%

Chase Manhattan Corp. (The)          4,350,000   $   337,940,625
----------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-8.83%

Comcast Corp.-Class A               26,600,000     1,336,650,000
----------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              18,075,600       930,893,400
----------------------------------------------------------------
MediaOne Group, Inc.                 2,500,000       192,031,250
----------------------------------------------------------------
                                                   2,459,574,650
----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-10.06%

Comverse Technology, Inc.(a)           725,000       104,943,750
----------------------------------------------------------------
Lucent Technologies Inc.             1,800,000       134,662,500
----------------------------------------------------------------
Motorola, Inc.                       3,200,000       471,200,000
----------------------------------------------------------------
Nokia Oyj-ADR (Finland)             11,000,000     2,090,000,000
----------------------------------------------------------------
                                                   2,800,806,250
----------------------------------------------------------------

COMPUTERS (HARDWARE)-9.05%

Apple Computer, Inc.(a)              8,000,000       822,500,000
----------------------------------------------------------------
Gateway Inc.(a)                     11,361,100       818,709,269
----------------------------------------------------------------
International Business Machines
  Corp.                              4,257,400       459,799,200
----------------------------------------------------------------
Sun Microsystems, Inc.(a)            5,400,000       418,162,500
----------------------------------------------------------------
                                                   2,519,170,969
----------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.44%

EMC Corp.(a)                           987,400       107,873,450
----------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                   6,300,000       570,150,000
----------------------------------------------------------------
                                                     678,023,450
----------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-6.15%

At Home Corp.-Series A(a)           12,000,000       514,500,000
----------------------------------------------------------------
BMC Software, Inc.(a)                2,200,000       175,862,500
----------------------------------------------------------------
Citrix Systems, Inc.(a)                656,000        80,688,000
----------------------------------------------------------------
Microsoft Corp.(a)                   4,200,000       490,350,000
----------------------------------------------------------------
Unisys Corp.(a)                     14,108,100       450,577,444
----------------------------------------------------------------
                                                   1,711,977,944
----------------------------------------------------------------

CONSUMER FINANCE-0.20%

Providian Financial Corp.              600,000        54,637,500
----------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.48%

Solectron Corp.(a)                   1,400,000       133,175,000
----------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.09%

Waters Corp.(a)                        500,000        26,500,000
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
ELECTRONICS
  (SEMICONDUCTORS)-1.47%

Analog Devices, Inc.(a)              1,600,000   $   148,800,000
----------------------------------------------------------------
Texas Instruments Inc.               2,700,000       261,562,500
----------------------------------------------------------------
                                                     410,362,500
----------------------------------------------------------------

ENTERTAINMENT-3.12%

Time Warner Inc.                    12,000,000       869,250,000
----------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.89%

Applied Materials, Inc.(a)           5,000,000       633,437,500
----------------------------------------------------------------
Teradyne, Inc.(a)                    2,584,100       170,550,600
----------------------------------------------------------------
                                                     803,988,100
----------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-3.62%

American Express Co.                 1,638,800       272,450,500
----------------------------------------------------------------
Associates First Capital
  Corp.-Class A                     10,600,000       290,837,500
----------------------------------------------------------------
Citigroup Inc.                       6,500,000       361,156,250
----------------------------------------------------------------
Freddie Mac                          1,800,000        84,712,500
----------------------------------------------------------------
                                                   1,009,156,750
----------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.62%

Bristol-Myers Squibb Co.             6,000,000       385,125,000
----------------------------------------------------------------
Warner-Lambert Co.                     800,000        65,550,000
----------------------------------------------------------------
                                                     450,675,000
----------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.82%

Pharmacia & Upjohn, Inc.            11,266,600       506,997,000
----------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.55%

Guidant Corp.                       15,100,000       709,700,000
----------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.39%

Colgate-Palmolive Co.                3,925,500       255,157,500
----------------------------------------------------------------
Kimberly-Clark Corp.                 2,000,000       130,500,000
----------------------------------------------------------------
                                                     385,657,500
----------------------------------------------------------------

INSURANCE (MULTI-LINE)-3.66%

American International Group,
  Inc.                               8,100,000       875,812,500
----------------------------------------------------------------
Hartford Financial Services
  Group, Inc. (The)                  3,000,000       142,125,000
----------------------------------------------------------------
                                                   1,017,937,500
----------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-2.46%

Morgan Stanley Dean Witter &
  Co.                                4,801,500       685,414,125
----------------------------------------------------------------

LODGING-HOTELS-1.48%

Carnival Corp.                       8,600,000       411,187,500
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
MANUFACTURING
  (DIVERSIFIED)-2.69%

Tyco International Ltd.             19,241,100   $   747,997,762
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.79%

Weyerhaeuser Co.                     3,076,300       220,916,794
----------------------------------------------------------------

RESTAURANTS-0.38%

McDonald's Corp.                     2,600,000       104,812,500
----------------------------------------------------------------

RETAIL (BUILDING
  SUPPLIES)-0.79%

Lowe's Cos., Inc.                    3,700,000       221,075,000
----------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.84%

Best Buy Co., Inc.(a)               10,190,300       511,425,681
----------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.90%

Kroger Co. (The)(a)                 18,232,200       344,132,775
----------------------------------------------------------------
Safeway Inc.(a)                      5,200,000       184,925,000
----------------------------------------------------------------
                                                     529,057,775
----------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-6.71%

Costco Wholesale Corp.(a)            5,650,000       515,562,500
----------------------------------------------------------------
Dayton Hudson Corp.                 18,428,100     1,353,313,594
----------------------------------------------------------------
                                                   1,868,876,094
----------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-1.80%

Omnicom Group, Inc.                  5,000,000       500,000,000
----------------------------------------------------------------

                                                     MARKET
                                    SHARES            VALUE
SERVICES (DATA
  PROCESSING)-1.88%

First Data Corp.                    10,600,000   $   522,712,500
----------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-4.82%

Nextel Communications,
  Inc.-Class A(a)                   13,000,000     1,340,625,000
----------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.94%

MCI WorldCom, Inc.(a)               10,200,000       541,237,500
----------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $15,946,920,824)                            25,090,868,969
----------------------------------------------------------------

MONEY MARKET FUNDS-9.74%

STIC Liquid Assets Portfolio(b)  1,356,024,528     1,356,024,528
----------------------------------------------------------------
STIC Prime Portfolio(b)          1,356,024,528     1,356,024,528
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $2,712,049,056)                        2,712,049,056
----------------------------------------------------------------
TOTAL INVESTMENTS-99.87% (Cost
  $18,658,969,880)                                27,802,918,025
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.13%                                   36,100,295
----------------------------------------------------------------
NET ASSETS-100.00%                               $27,839,018,320
================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $18,658,969,880)                         $27,802,918,025
----------------------------------------------------------
Receivables for:
  Fund shares sold                              84,271,237
----------------------------------------------------------
  Dividends and interest                        16,004,305
----------------------------------------------------------
Foreign currency contracts                      68,948,977
----------------------------------------------------------
Investment for deferred compensation plan          206,592
----------------------------------------------------------
Other assets                                       308,310
----------------------------------------------------------
    Total assets                            27,972,657,446
----------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        90,605,579
----------------------------------------------------------
  Deferred compensation plan                       206,592
----------------------------------------------------------
Accrued advisory fees                           13,810,980
----------------------------------------------------------
Accrued distribution fees                       24,487,687
----------------------------------------------------------
Accrued transfer agent fees                      2,563,943
----------------------------------------------------------
Accrued trustees' fees                              15,000
----------------------------------------------------------
Accrued operating expenses                       1,949,345
----------------------------------------------------------
    Total liabilities                          133,639,126
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $27,839,018,320
==========================================================

NET ASSETS:

Class A                                    $12,640,072,795
==========================================================
Class B                                    $14,338,086,751
==========================================================
Class C                                    $   860,858,774
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        258,850,990
==========================================================
Class B                                        303,769,322
==========================================================
Class C                                         18,231,480
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         48.83
----------------------------------------------------------
  Offering price per share:
    (Net asset value of $48.83 divided by
       94.50%)                             $         51.67
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         47.20
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         47.22
==========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $1,003,035 foreign
  withholding tax)                          $  131,189,187
----------------------------------------------------------
Interest                                        74,202,959
----------------------------------------------------------
    Total investment income                    205,392,146
----------------------------------------------------------

EXPENSES:

Advisory fees                                  141,196,457
----------------------------------------------------------
Administrative services fees                       631,457
----------------------------------------------------------
Custodian fees                                   1,130,367
----------------------------------------------------------
Distribution fees -- Class A                    26,140,479
----------------------------------------------------------
Distribution fees -- Class B                   116,152,779
----------------------------------------------------------
Distribution fees -- Class C                     4,781,281
----------------------------------------------------------
Trustees' fees                                     122,469
----------------------------------------------------------
Transfer agent fees -- Class A                  12,324,007
----------------------------------------------------------
Transfer agent fees -- Class B                  19,092,344
----------------------------------------------------------
Transfer agent fees -- Class C                     785,923
----------------------------------------------------------
Other                                            4,391,436
----------------------------------------------------------
    Total expenses                             326,748,999
----------------------------------------------------------
Less: Expenses paid indirectly                    (274,174)
----------------------------------------------------------
    Fees waived by advisor                      (5,137,356)
----------------------------------------------------------
    Net expenses                               321,337,469
----------------------------------------------------------
Net investment income (loss)                  (115,945,323)
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      2,503,452,928
----------------------------------------------------------
  Foreign currencies                              (312,317)
----------------------------------------------------------
  Foreign currency contracts                    51,130,896
----------------------------------------------------------
  Option contracts written                      26,312,201
----------------------------------------------------------
                                             2,580,583,708
----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                      3,495,072,669
----------------------------------------------------------
  Foreign currencies                                (2,929)
----------------------------------------------------------
  Foreign currency contracts                    64,405,814
----------------------------------------------------------
  Option contracts written                        (112,630)
----------------------------------------------------------
                                             3,559,362,924
----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, foreign currency
    contracts and option contracts           6,139,946,632
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $6,024,001,309
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 AND 1998

                                                                   1999                 1998
                                                              ---------------      ---------------
OPERATIONS:

  Net investment income (loss)                                $  (115,945,323)     $   (24,044,585)
--------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                            2,580,583,708        1,197,383,660
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures and option contracts                     3,559,362,924        3,328,905,060
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        6,024,001,309        4,502,244,135
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                  --          (18,008,475)
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (788,853,278)        (539,610,813)
--------------------------------------------------------------------------------------------------
  Class B                                                        (918,638,257)        (602,045,865)
--------------------------------------------------------------------------------------------------
  Class C                                                         (52,550,069)         (12,727,398)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,781,344,407          439,374,153
--------------------------------------------------------------------------------------------------
  Class B                                                       2,515,709,918        1,179,878,726
--------------------------------------------------------------------------------------------------
  Class C                                                         562,747,820          156,203,496
--------------------------------------------------------------------------------------------------
    Net increase in net assets                                  9,123,761,850        5,105,307,959
--------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          18,715,256,470       13,609,948,511
--------------------------------------------------------------------------------------------------
  End of period                                               $27,839,018,320      $18,715,256,470
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $17,884,938,370      $12,965,142,636
--------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (577,334)            (391,429)
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                              741,760,162           96,971,065
--------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                            9,212,897,122        5,653,534,198
--------------------------------------------------------------------------------------------------
                                                              $27,839,018,320      $18,715,256,470
==================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $115,759,418, undistributed net realized gains decreased by $175,753,007 and paid-in capital increased by $59,993,589 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
    Outstanding foreign currency contracts at December 31, 1999 were as follows:

                                                CONTRACT TO
           SETTLEMENT                  ------------------------------                     UNREALIZED
              DATE           CURRENCY     DELIVER         RECEIVE           VALUE        APPRECIATION
      ---------------------  --------  -------------   --------------   --------------   ------------
      01/20/00               EUR         690,000,000   $  730,747,420   $  695,508,498   $35,238,922
      ---------------------  --------  -------------   --------------   --------------   ------------
      01/21/00               EUR         237,000,000      251,193,790      238,910,220    12,283,570
      ---------------------  --------  -------------   --------------   --------------   ------------
      01/24/00               EUR         404,000,000      428,775,645      407,349,160    21,426,485
      ---------------------  --------  -------------   --------------   --------------   ------------
                                       1,331,000,000   $1,410,716,855   $1,341,767,878   $68,948,977
      =====================  ========  =============   ==============   ==============   ============

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Trustees. During the year ended December 31, 1999, AIM waived fees of $5,137,356.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $631,457 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $20,339,409 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares.

Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $26,140,479, $116,152,779 and $4,781,281,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $7,218,373 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $1,053,955 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $48,355 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $246,830 and $27,344, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $274,174 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $15,678,784,868 and $13,551,728,590, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $9,404,563,463
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (341,731,444)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $9,062,832,019
==========================================================

Cost of investments for tax purposes is $18,740,086,006.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                   ------------------------
                                   NUMBER OF     PREMIUMS
                                   CONTRACTS     RECEIVED
                                   ---------   ------------
Beginning of period                   2,995    $  1,254,474
----------------------------       ---------   ------------
Written                             127,809      94,367,695
----------------------------       ---------   ------------
Closed                              (17,839)     (9,759,499)
----------------------------       ---------   ------------
Exercised                           (60,465)    (51,484,198)
----------------------------       ---------   ------------
Expired                             (52,500)    (34,378,472)
----------------------------       ---------   ------------
End of period                            --    $         --
============================       =========   ============

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                          1999                            1998
                                                              -----------------------------   -----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   ---------------
Sold:
  Class A                                                      65,309,195   $ 2,905,872,208    61,939,114   $ 2,232,305,973
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      67,138,813     2,915,628,481    44,964,399     1,587,327,551
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      13,738,072       600,569,156     4,634,085       164,861,278
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      16,150,747       754,887,097    13,921,013       529,914,065
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      19,043,747       860,577,418    15,274,620       567,695,520
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,098,977        49,675,082       327,964        12,197,171
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (42,137,878)   (1,879,414,898)  (64,405,244)   (2,322,845,885)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (29,076,106)   (1,260,495,981)  (27,805,340)     (975,144,345)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,008,443)      (87,496,418)     (590,550)      (20,854,953)
---------------------------------------------------------------------------------------------------------------------------
                                                              109,257,124   $ 4,859,802,145    48,260,061   $ 1,775,456,375
===========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999 and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                           1999             1998            1997           1996(a)        1995
                                                        -----------      ----------      ----------      ----------    ----------
Net asset value, beginning of period                    $     40.19      $    32.42      $    29.15      $    26.81    $    21.14
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
Income from investment operations:
 Net investment income (loss)                                 (0.04)           0.09            0.17            0.43          0.14
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
 Net gains on securities (both realized and
   unrealized)                                                11.93           10.38            6.78            3.42          7.21
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
   Total from investment operations                           11.89           10.47            6.95            3.85          7.35
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
Less distributions:
 Dividends from net investment income                            --           (0.09)          (0.04)          (0.41)        (0.09)
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
 Distributions from net realized gains                        (3.25)          (2.61)          (3.64)          (1.10)        (1.59)
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
   Total distributions                                        (3.25)          (2.70)          (3.68)          (1.51)        (1.68)
-----------------------------------------------------   -----------      ----------      ----------      ----------    ----------
Net asset value, end of period                          $     48.83      $    40.19      $    32.42      $    29.15    $    26.81
=====================================================   ===========      ==========      ==========      ==========    ==========
Total return(b)                                               29.95%          32.76%          23.95%          14.52%        34.85%
=====================================================   ===========      ==========      ==========      ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $12,640,073      $8,823,094      $6,745,253      $5,100,061    $3,408,952
=====================================================   ===========      ==========      ==========      ==========    ==========
Ratio of expenses to average net assets(c)                     1.00%(d)        1.00%           1.04%           1.11%         1.12%
=====================================================   ===========      ==========      ==========      ==========    ==========
Ratio of net investment income (loss) to average net
 assets(e)                                                    (0.09)%(d)       0.26%           0.57%           1.65%         0.74%
=====================================================   ===========      ==========      ==========      ==========    ==========
Portfolio turnover rate                                          66%            113%            137%            126%          151%
=====================================================   ===========      ==========      ==========      ==========    ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02%, 1.02%, 1.06%, 1.13% and 1.13% for 1999-1995, respectively.
(d) Ratios are based on average net assets of $10,456,191,563.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.11)%, 0.24%, 0.55%, 1.63% and 0.73% for 1999-1995, respectively.

                                                                           CLASS B                                    CLASS C
                                             ---------------------------------------------------------------------     --------
                                               1999(a)          1998           1997        1996(a)         1995        1999(a)
                                             -----------    -----------     ----------    ----------    ----------     --------
Net asset value, beginning of period         $     39.24    $     31.89     $    28.92    $    26.65    $    21.13     $  39.26
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
Income from investment operations:
 Net investment income (loss)                      (0.39)         (0.18)         (0.07)         0.20         (0.01)       (0.39)
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
 Net gains (losses) on securities (both
   realized and unrealized)                        11.60          10.14           6.68          3.38          7.12        11.60
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
     Total from investment operations              11.21           9.96           6.61          3.58          7.11        11.21
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
Less distributions:
 Dividends from net investment income                 --             --             --         (0.21)           --           --
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
 Distributions from net realized gains             (3.25)         (2.61)         (3.64)        (1.10)        (1.59)       (3.25)
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
     Total distributions                           (3.25)         (2.61)         (3.64)        (1.31)        (1.59)       (3.25)
-------------------------------------------  -----------    -----------     ----------    ----------    ----------     --------
Net asset value, end of period               $     47.20    $     39.24     $    31.89    $    28.92    $    26.65     $  47.22
===========================================  ===========    ===========     ==========    ==========    ==========     ========
Total return(b)                                    28.94%         31.70%         22.96%        13.57%        33.73%       28.92%
===========================================  ===========    ===========     ==========    ==========    ==========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $14,338,087    $19,680,068     $6,831,796    $4,875,933    $2,860,531     $860,859
===========================================  ===========    ===========     ==========    ==========    ==========     ========
Ratio of expenses to average net assets(c)          1.79%(d)       1.80%          1.85%         1.94%         1.94%        1.79%(d)
===========================================  ===========    ===========     ==========    ==========    ==========     ========
Ratio of net investment income (loss) to
 average net assets(e)                             (0.88)%(d)     (0.54)%        (0.24)%        0.82%        (0.08)%      (0.88)%(d)
===========================================  ===========    ===========     ==========    ==========    ==========     ========
Portfolio turnover rate                               66%           113%           137%          126%          151%          66%
===========================================  ===========    ===========     ==========    ==========    ==========     ========

                                                     CLASS C
                                             ------------------------
                                             1998(a)         1997
                                             --------    ------------
Net asset value, beginning of period         $  31.90      $ 35.60
-------------------------------------------  --------      -------
Income from investment operations:
 Net investment income (loss)                   (0.19)       (0.01)
-------------------------------------------  --------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                     10.16        (0.05)
-------------------------------------------  --------      -------
     Total from investment operations            9.97        (0.06)
-------------------------------------------  --------      -------
Less distributions:
 Dividends from net investment income              --           --
-------------------------------------------  --------      -------
 Distributions from net realized gains          (2.61)       (3.64)
-------------------------------------------  --------      -------
     Total distributions                        (2.61)       (3.64)
-------------------------------------------  --------      -------
Net asset value, end of period               $  39.26      $ 31.90
===========================================  ========      =======
Total return(b)                                 31.72%       (0.08)%
===========================================  ========      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $212,095      $32,900
===========================================  ========      =======
Ratio of expenses to average net assets(c)       1.80%        1.84%(f)
===========================================  ========      =======
Ratio of net investment income (loss) to
 average net assets(e)                          (0.54)%      (0.23)%(f)
===========================================  ========      =======
Portfolio turnover rate                           113%         137%
===========================================  ========      =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.81%, 1.82%, 1.87%, 1.96% and 1.96% for 1999-1995 for Class B,
    respectively, and 1.81%, 1.82% and 1.86% (annualized) for 1999-1997, respectively, for Class C.
(d) Ratios are based on average net assets of $11,615,113,487 and $478,128,084 for Class B and Class C, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were (0.90)%, (0.56)%, (0.26)%, 0.81% and (0.09)% for
    1999-1995, respectively, for Class B, and (0.90)%, (0.56)% and (0.25)%
    (annualized) for 1999-1997, respectively, for Class C.
(f) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                      11 Greenway Plaza
Chairman                                      Chairman                              Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                             INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                          Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                        TRANSFER AGENT
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer          A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Edward K. Dunn Jr.                            Robert G. Alley                       Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman, President and                                               CUSTODIAN
Chief Operating Officer, Mercantile-Safe      Stuart W. Coco
Deposit & Trust Co.; and President,           Vice President                        State Street Bank and Trust Company
Mercantile Bankshares                                                               225 Franklin Street
                                              Melville B. Cox                       Boston, MA 02110
Jack Fields                                   Vice President
Chief Executive Officer                                                             COUNSEL TO THE FUND
Texana Global, Inc.;                          Karen Dunn Kelley
Formerly Member                               Vice President                        Ballard Spahr
of the U.S. House of Representatives                                                Andrews & Ingersoll, LLP
                                              Edgar M. Larsen                       1735 Market Street
Carl Frischling                               Vice President                        Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP         Mary J. Benson                        COUNSEL TO THE TRUSTEES
                                              Assistant Vice President and
Robert H. Graham                              Assistant Treasurer                   Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer                                               919 Third Avenue
A I M Management Group Inc.                   Sheri Morris                          New York, NY 10022
                                              Assistant Vice President and
Prema Mathai-Davis                            Assistant Treasurer                   DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                              Renee A. Friedli                      A I M Distributors, Inc.
Lewis F. Pennock                              Assistant Secretary                   11 Greenway Plaza
Attorney                                                                            Suite 100
                                              P. Michelle Grace                     Houston, TX 77046
Louis S. Sklar                                Assistant Secretary
Executive Vice President                                                            AUDITORS
Hines Interests                               Nancy L. Martin
Limited Partnership                           Assistant Secretary                   KPMG LLP
                                                                                    700 Louisiana
                                              Ofelia M. Mayo                        Houston, TX 77002
                                              Assistant Secretary

                                              Lisa A. Moss
                                              Assistant Secretary

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Value Fund paid ordinary dividends in the amount of $0.8852 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 20.98% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $1,280,676,380 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                    MONEY MARKET FUNDS                                   A I M Management Group Inc.
AIM Aggressive Growth Fund                      AIM Money Market Fund                                has provided leadership in
AIM Blue Chip Fund                              AIM Tax-Exempt Cash Fund                             the mutual fund industry since
AIM Capital Development                                                                              1976 and managed approximately
Fund AIM Constellation Fund(1)                  INTERNATIONAL GROWTH FUNDS                           $160 billion in assets for
AIM Dent Demographic Trends Fund                AIM Advisor International Value Fund                 more than 6.6 million
AIM Large Cap Growth Fund                       AIM Asian Growth Fund                                shareholders, including
AIM Mid Cap Equity Fund                         AIM Developing Markets Fund                          individual investors,
AIM Mid Cap Growth Fund                         AIM Euroland Growth Fund(4)                          corporate clients and
AIM Mid Cap Opportunities Fund                  AIM European Development Fund                        financial institutions, as of
AIM Select Growth Fund                          AIM International Equity Fund                        December 31, 1999.
AIM Small Cap Growth Fund(2)                    AIM Japan Growth Fund                                     The AIM Family of
AIM Small Cap Opportunities Fund(3)             AIM Latin American Growth Fund                       Funds--Registered Trademark--
AIM Value Fund                                  AIM New Pacific Growth Fund                          is distributed nationwide, and
AIM Weingarten Fund                                                                                  AIM today is the eighth largest
                                                GLOBAL GROWTH FUNDS                                  mutual fund complex in the
GROWTH & INCOME FUNDS                           AIM Global Aggressive Growth Fund                    United States in assets under
AIM Advisor Flex Fund                           AIM Global Growth Fund                               management, according to
AIM Advisor Large Cap Value Fund                                                                     Strategic Insight, an
AIM Advisor Real Estate Fund                    GLOBAL GROWTH & INCOME FUNDS                         independent mutual fund
AIM Balanced Fund                               AIM Global Growth & Income Fund                      monitor.
AIM Basic Value Fund                            AIM Global Utilities Fund
AIM Charter Fund
                                                GLOBAL INCOME FUNDS
INCOME FUNDS                                    AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                          AIM Global Government Income Fund
AIM High Yield Fund                             AIM Global Income Fund
AIM High Yield Fund II                          AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                THEME FUNDS
AIM Limited Maturity Treasury Fund              AIM Global Consumer Products and Services Fund
                                                AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                           AIM Global Health Care Fund
AIM High Income Municipal Fund                  AIM Global Infrastructure Fund
AIM Municipal Bond Fund                         AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut         AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                  AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund.
Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                       [AIM LOGO APPEARS HERE]

                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                               VAL-AR-1